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                                                               EXHIBIT 10(d)(iv)


            AMENDMENT NO. 1 TO REVOLVING LOAN AND SECURITY AGREEMENT


       Amendment No. 1 ("Amendment") dated as of February 14, 2002 to Revolving Loan and Security Agreement dated as of November 30, 2000 between AMERICAN SCIENCE AND ENGINEERING, INC., a Massachusetts corporation ("Borrower") and HSBC BANK USA, a bank organized under the laws of the State of New York ("Bank").

                              W I T N E S S E T H:
                              --------------------

       WHEREAS, Borrower has heretofore entered into financing arrangements with Bank pursuant to the terms and conditions of an Revolving Loan and Security Agreement dated as of November 30, 2000 between Bank and Borrower (as amended, the "Credit Agreement") and the Financing Agreements (as defined in the Credit Agreement);

       WHEREAS, Borrower has requested and Bank is willing, subject to the terms and conditions hereof, to amend the Credit Agreement to, among other things, increase the commitment thereunder.

       NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which is acknowledged, Borrower and Bank mutually covenant, warrant and agree as follows:

                             SECTION 1. DEFINITIONS.

       SECTION 1.1 INTERPRETATION. For purposes of this Amendment, unless otherwise defined herein, all capitalized terms used herein including, but not limited to, those capitalized terms used and/or defined in the recitals hereto, shall have the respective meanings assigned to such terms in the Credit Agreement.

                              SECTION 2. AMENDMENT.

       SECTION 2.1 AMENDMENT TO SECTION 1.1

       (a) The definition of the term "Commitment" in the Credit Agreement is amended by deleting the reference to "$10,000,000.00" contained therein and replacing it with "$20,000,000.00".

       (b) The definition of "Commitment Amount" in the Credit Agreement is amended by deleting the reference to "TEN MILLION AND 00/100 ($10,000,000.00) DOLLARS" contained therein and replacing it with "$20,000,000.00".

       (c) The definition of "Financing Agreements" in the Credit Agreement is amended by adding ", the letter agreement re: credit line for equipment purchases dated February

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14, 2002 and any time note(s) executed in connection therewith," after the words
"Related Documents" and before the word "and" therein.

       (d) The definition of "Maximum Amount" in the Credit Agreement is amended by deleting the reference to "$10,000,000.00" contained therein and replacing it with "$20,000,000.00".

       SECTION 2.2 AMENDMENT TO SECTION 2.1.

       Section 2.1(b)(ii) of the Credit Agreement is deleted and replaced with the following:

            "(ii) No Letters of Credit shall have an expiration date (including all rights of the Borrower or the beneficiary to require renewal) later than the Termination Date, unless approved in writing by the Bank in its sole discretion."

       SECTION 2.3 AMENDMENT TO SECTION 2.2(a) AND SCHEDULE 7.1. Schedule 7.1 of the Credit Agreement is amended so that the reference to "$10,000,000.00" contained therein is deleted and replaced with "$20,000,000.00."

       SECTION 2.4 AMENDMENT TO SECTION 2.4. Section 2.4 of the Credit Agreement is amended by deleting EXHIBIT A therefrom and replacing it with Exhibit A annexed hereto and made a part hereof and all references to the term "Note" shall be deemed to be a reference to the Note attached as Exhibit A hereto.

       SECTION 2.5 AMENDMENT TO SECTION 7.4. Section 7.4 of the Credit Agreement is amended by adding "and maintain its jurisdiction of incorporation in the Commonwealth of Massachusetts" after the word "Agreement," and before the word "unless" therein and by adding "or jurisdiction of incorporation" after the word "business" and before the "." therein.

       SECTION 2.6 AMENDMENT TO SECTION 7.8. Section 7.8 of the Credit Agreement is amended by adding the following at the end of the first paragraph thereof:

         "Borrower shall cooperate with the Bank in obtaining control of Collateral consisting of Deposit Accounts, Investment Property, Letter-of-Credit Rights or Electronic Chattel Paper."

       SECTION 2.7 AMENDMENT TO SECTION 9.1 AND SCHEDULE 9.1. Paragraph (d) of
Schedule 9.1 of the Credit Agreement is amended by adding the words "Deposit Accounts, Letter-of-Credit Rights and Electronic Chattel Paper" after the words "Investment Property" and before the word "fixtures" therein.

       SECTION 2.8 AMENDMENT TO SECTION 16.

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       A new Section 16.12 is added to the Credit Agreement as follows:

     "SECTION 16.12 ADDITIONAL RIGHTS OF BANK

       (a) WARRANTIES. Bank may sell the Collateral without giving any warranties. Bank may specifically disclaim any warranties of title or the like. This procedure will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral.

       (b) SALES ON CREDIT. If Bank sells any of the Collateral on credit, Borrower will be credited only with payments actually made by the purchaser, received by Bank and applied to the Obligations. If the purchaser fails to pay for the Collateral, Bank may resell the Collateral, and Borrower shall be credited with the proceeds of the sale."

                        SECTION 3. CONDITIONS PRECEDENT.

       This Amendment shall only become effective upon the fulfillment, prior to or contempor aneously with the execution hereof, of the following conditions precedent:

       SECTION 3.1.a. EXECUTION OF AMENDMENT. The execution and delivery by Borrower and Bank of an original of this Amendment;

       SECTION 3.1.b. PAYMENT OF FEES. The payment by Borrower of: (a ) a single amendment fee to the Bank in the amount of $25,000.00 in connection with this Amendment and the Amendment No. 1 to Export Credit and Security Agreement dated the date hereof between the Bank and the Borrower; and (b) all reasonable legal fees and expenses of the Bank incurred in connection with the preparation of this Amendment, and any other documents, instruments or agreements executed in connection herewith or therewith;

       SECTION 3.1.c. EXECUTION OF NEW NOTE. The execution and delivery by Borrower of the Amended and Restated Revolving Loan Promissory Note in the form of EXHIBIT A annexed hereto and made a part hereof;

       SECTION 3.1.d. EXIMBANK ACKNOWLEDGMENT. Receipt by the Bank of the letter dated December 27, 2001 by the Bank to the Eximbank acknowledged by the Eximbank; and

       SECTION 3.1.e. EXECUTION OF RELATED DOCUMENTS AND ADDITIONAL MATTERS. The execution and delivery by Borrower of: (a) an Amendment No. 1 to Export Credit and Security Agreement; (b) an Amended and Restated Export Credit Promissory Note; and (c) all other documents and legal matters in connection with this Amendment and the transactions contemplated by the Credit Agreement as amended by this Amendment shall be reasonably satisfactory in form and substance to Bank.

                            SECTION 4. MISCELLANEOUS.

       SECTION 4.1 REPRESENTATIONS AND WARRANTIES. (a) All terms, conditions, covenants, representations and warranties (other than any such representation and warranty that,

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by its terms, refers to a specific date other than the date hereof; PROVIDED,
HOWEVER, that the Schedules to the Credit Agreement are deemed updated by the information contained in the Schedules attached hereto) of Borrower contained in the Credit Agreement, except as expressly modified hereby, are ratified, confirmed and reaffirmed by Borrower as of the date hereof, remain in full force and effect as of the date hereof, and are incorporated herein by reference as if fully set forth herein.

       (b) All terms, conditions, covenants, representations and warranties (other than any such representation and warranty that, by its terms, refers to a specific date other than the date hereof; PROVIDED, HOWEVER, that the Schedules to the Credit Agreement are deemed updated by the information contained in the Schedules attached hereto) of Borrower contained in all of the other Financing Agreements, except as expressly modified hereby, are ratified, confirmed and reaffirmed by Borrower as of the date hereof, remain in full force and effect as of the date hereof, and are subject to the terms of this Amendment.

       (c) The Borrower represents and warrants to Bank that it has the necessary power and has taken all necessary action to make this Amendment the valid and enforceable obligation it purports to be, and that this Amendment constitutes the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as enforcement may be limited by principles of equity, bankruptcy, insolvency, or other laws affecting the enforcement of creditors' rights generally.

       SECTION 4.2 GOVERNING LAW. THIS AMENDMENT AND THE OTHER FINANCING AGREEMENTS, AND ALL TRANSACTIONS HEREUNDER, AND ALL THE RIGHTS OF THE PARTIES, SHALL BE GOVERNED AS TO VALIDITY, CONSTRUCTION, ENFORCEMENT AND IN ALL OTHER RESPECTS BY THE LAWS OF THE STATE OF NEW YORK. THE BORROWER AGREES THAT THE COURTS OF THE STATE OF NEW YORK OR THE UNITED STATES DISTRICT COURT FOR THE UNITED STATES IN THE SOUTHERN DISTRICT OF NEW YORK SHALL HAVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES PERTAINING TO THE FINANCING TRANSACTIONS OF WHICH THIS AMENDMENT IS A PART AND/OR TO ANY MATTER ARISING OR IN ANY WAY RELATED TO THIS AMENDMENT OR ANY OTHER AGREEMENT BETWEEN THE BANK AND THE BORROWER EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING AND BORROWER WAIVES PERSONAL SERVICE OF PROCESS AND AGREES THAT A SUMMONS AND COMPLAINT COMMENCING AN ACTION OR PROCEEDING IN ANY SUCH COURT SHALL BE PROPERLY SERVED AND SHALL CONFER PERSONAL JURISDICTION IF SERVED BY REGISTERED OR CERTIFIED MAIL TO BORROWER, OR AS OTHERWISE PROVIDED BY THE LAWS OF NEW YORK STATE OR THE UNITED STATES. NOTHING HEREIN SHALL AFFECT THE RIGHT OF BANK TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE BORROWER EITHER IN ANY OTHER JURISDICTION OR TO SERVE PROCESS IN ANY OTHER JURISDICTION OR TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

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       SECTION 4.3 WAIVERS.

       (a) PREJUDGMENT REMEDY, ETC. THE BORROWER ACKNOWLEDGES THAT THE ADVANCES ARE COMMERCIAL TRANSACTIONS AND WAIVES ITS RIGHT TO NOTICE AND HEARING ALLOWED BY ANY STATE OR FEDERAL LAW WITH RESPECT TO ANY PREJUDGMENT REMEDY, AND FURTHER WAIVES ALL RIGHTS TO REQUEST THE POSTING OF A BOND, WITH OR WITHOUT SURETY, TO PROTECT THE BORROWER OR ANY ENDORSER, GUARANTOR OR SURETY OF ANY OF THE OBLIGATIONS AGAINST DAMAGES THAT MAY BE CAUSED BY ANY PREJUDGMENT REMEDY. THE BORROWER FURTHER WAIVES DILIGENCE, DEMAND, PRESENTMENT FOR PAYMENT, NOTICE OF NONPAYMENT, PROTEST AND NOTICE OF ANY RENEWALS OR EXTENSIONS.

       (b) JURY WAIVER. THE BORROWER HEREBY WAIVES TRIAL BY JURY IN ANY COURT IN ANY SUIT, ACTION OR PROCEEDING ON ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THE FINANCING TRANSACTIONS OF WHICH THIS AMENDMENT IS A PART AND/OR THE ENFORCEMENT OF ANY OF THE BANK'S RIGHTS, INCLUDING WITHOUT LIMITATION, TORT CLAIMS.

       (c) VOLUNTARY NATURE OF WAIVERS. THE BORROWER ACKNOWLEDGES THAT IT MAKES THE FOREGOING WAIVERS IN SUBSECTIONS (a) AND (b) ABOVE, KNOWINGLY, WILLINGLY, WITHOUT DURESS AND VOLUNTARILY AND ONLY AFTER CONSIDERATION OF THE RAMIFICATIONS OF SUCH WAIVERS WITH ITS ATTORNEYS.

       SECTION 4.4 EVENTS OF DEFAULT OR EVENT OF DEFAULT. No Events of Default or Event of Default has occurred and is continuing on the date hereof or shall be continuing after giving effect to, or result from, the execution and delivery of this Amendment and Borrower has no present reason to believe any Events of Default or Event of Default might or would occur after the date hereof.

       SECTION 4.5 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in this Amendment or any other documents furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and no investigation by the Bank or any closing shall affect the representations and warranties or the right of the Bank to rely upon them.

       SECTION 4.6 REFERENCE TO CREDIT AGREEMENT. The Credit Agreement, the Financing Agreements and any and all other agreements, documents, or instruments heretofore, now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, are hereby amended so that any reference in the Credit Agreement, the Financing Agreements or such other agreements, documents or instruments to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

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       SECTION 4.7 FURTHER ASSURANCES. The parties hereto shall execute and deliver such additional documents and take such additional action as may be necessary or desirable to effectuate the provisions and purposes of this Amendment.

       SECTION 4.8 SUCCESSORS AND ASSIGNS. Borrower and Bank as such terms are used herein shall include the legal representatives, successors and assigns of those parties.

       SECTION 4.9 COUNTERPARTS. This Amendment may be executed in any number of counterparts and by the Bank and Borrower on separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same Amendment.

       SECTION 4.10 SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

       SECTION 4.11 CONFLICTING PROVISIONS. In the event of any conflict in the terms and provisions of this Amendment and the terms and provisions of the Credit Agreement, the terms and provisions of this Amendment shall govern.

       SECTION 4.12 ENTIRE AGREEMENT. This Amendment constitutes the entire agreement and understanding between the parties hereto with respect to the transactions contemplated hereby and supersedes all prior negotiations, understandings, and agreements between such parties with respect to such transaction.

       IN WITNESS WHEREOF, this Amendment has been duly executed by the parties hereto as of the day and year first above written.


                                         AMERICAN SCIENCE AND ENGINEERING, INC.

                                         By
                                           ------------------------------------
                                                                         (title)

                                         HSBC BANK USA

                                         By
                                           ------------------------------------
                                                                         (title)



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                                    EXHIBIT A

               AMENDED AND RESTATED REVOLVING LOAN PROMISSORY NOTE


                     $20,000,000.00               Dated As of February 14, 2002


       For value received, the undersigned, AMERICAN SCIENCE AND ENGINEERING, INC., a Massachusetts corporation ("Maker"), does hereby promise to pay to HSBC BANK USA ("Lender"), or order, at its office at 17 South Broadway, Nyack, New York 10960, or at such other place as the holder hereof (including Lender, hereinafter referred to as "Holder") may designate, the sum of TWENTY MILLION AND 00/100 ($20,000,000) DOLLARS, or the aggregate unpaid principal amount of all Advances made by Lender to Borrower pursuant to that certain Revolving Loan and Security Agreement dated as of November 30, 2000 by and between the Maker and the Lender as amended by Amendment No. 1 to Revolving Loan and Security Agreement dated the date hereof by and between the Maker and the Lender (as the foregoing maybe amended, modified, restated or supplemented and in effect from time to time, the "RLSA"), whichever is less, together with interest on the unpaid balance of this Note beginning as of the date hereof, before or after maturity or judgment (but subject to the default rate of interest set forth below), at the rate provided in the RLSA, which rate shall be computed and payable monthly in arrears on the basis of a Three Hundred Sixty (360) day year and actual days elapsed, together with all taxes levied or assessed on this Note or the debt evidenced hereby against the Holder, and together with all costs, expenses and reasonable attorneys' and other professional fees incurred in any action to collect this Note or to enforce, protect, preserve, defend or foreclose any security agreement or other agreement securing this Note or to protect, preserve, enforce, defend, sustain or foreclose the lien of said security agreement or other agreement or in any litigation or controversy arising from or connected with said security agreement or other agreement or this Note. Capitalized terms used above and below shall have the meanings assigned in the RLSA.

       This Note has been executed and delivered, and advances hereunder and payments thereof shall be made, in accordance with the terms and provisions of the RLSA, and this Note is subject to the provisions of the RLSA. Principal, interest and any other sums due hereunder shall be payable at the time and in the amounts provided for in the RLSA, including without limitation, on the Maturity Date. Holder may, in its sole discretion, charge any amounts due hereunder or under the RLSA to any account of Maker maintained with the Holder pursuant to the RLSA or otherwise.

       Maker agrees that: (i) if principal, any installment of interest or any other sum due hereunder is not paid when due and payable, or (ii) if any Event of Default shall occur under the RLSA or under any other Financing Agreement, then, upon the happening of any such Event of Default, the entire indebtedness with accrued interest thereon due under this Note shall, automatically or at the option of the Holder, as the case may be pursuant to the RLSA, become

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immediately due and payable without notice or demand. Failure to exercise such option shall not constitute a waiver of the right to exercise the same in the event of any subsequent default. Upon the occurrence of such an event of default, the interest rate on this Note shall automatically increase without notice to the rate provided in the RLSA.

       Notwithstanding any other provisions of this Note, it is the understanding and agreement of the Maker and Holder (and any guarantors of Maker's liabilities, if any) that the maximum rate of interest to be paid by the Maker (or guarantors of Maker's liabilities) to the Holder shall not exceed the highest or the maximum rate of interest permissible to be charged by a commercial lender such as Lender to a commercial borrower such as Maker. Any amount paid in excess of such rate shall be considered to have been payments in reduction of principal.

       The Maker gives the Holder a lien and right of setoff for all Maker's Obligations upon and against all the deposits, credits, collateral and property of Maker, if any, now or hereafter in the possession or control of the Holder or in transit to it. Holder may, upon the occurrence of an Event of Default hereunder, apply or set off the same, or any part thereof, to any liability of the Maker, even though unmatured.

       Failure by the Holder to insist upon the strict performance by Maker of any terms and provisions herein shall not be deemed to be a waiver of any terms and provisions herein, and the Holder shall retain the right thereafter to insist upon strict performance by the Maker of any and all terms and provisions of this Note or any document securing the repayment of this Note.

       THE MAKER HEREBY (I) WAIVES TRIAL BY JURY IN ANY COURT AND IN ANY SUIT, ACTION OR PROCEEDING ON ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THE FINANCING TRANSACTIONS OF WHICH THIS NOTE IS A PART AND/OR THE ENFORCEMENT OF ANY OF THE HOLDER'S RIGHTS AND REMEDIES, INCLUDING WITHOUT LIMITATION, TORT CLAIMS, (II) ACKNOWLEDGES THAT THE LOAN TRANSACTION EVIDENCED BY THIS NOTE AND THE RLSA IS A COMMERCIAL TRANSACTION AND WAIVES ITS RIGHT TO NOTICE AND HEARING AS ALLOWED BY ANY STATE OR FEDERAL LAW WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH THE HOLDER MAY DESIRE TO USE, AND FURTHER WAIVES ALL RIGHTS TO REQUEST THAT THE HOLDER POST A BOND, WITH OR WITHOUT SURETY, TO PROTECT THE MAKER OR ANY GUARANTOR OR SURETY OF ANY OF THE OBLIGATIONS OF MAKER TO HOLDER AGAINST DAMAGES THAT MAY BE CAUSED BY ANY PREJUDGMENT REMEDY SOUGHT OR OBTAINED BY HOLDER, AND (III) WAIVES DILIGENCE, DEMAND, PRESENTMENT FOR PAYMENT, NOTICE OF NONPAYMENT. PROTEST AND NOTICE OF PROTEST, AND NOTICE OF ANY RENEWALS OR EXTENSIONS OF THIS NOTE. The Maker acknowledges that it makes the waivers set forth in this paragraph knowingly, voluntarily, without duress and only after consideration of the ramifications of this waiver with its attorneys. The Maker further acknowledges that the Lender has not agreed with or represented to Maker or any other party hereto that the provisions of this paragraph will not be fully enforced in all instances.

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       THIS NOTE IS GIVEN IN AMENDMENT AND RESTATEMENT OF AND NOT IN REPAYMENT
OR EXTINGUISHMENT OF THE EXISTING OBLIGATIONS EVIDENCED BY THE REVOLVING LOAN PROMISSORY NOTE DATED AS OF NOVEMBER 30, 2000 MADE BY THE MAKER PAYABLE TO THE LENDER IN THE ORIGINAL PRINCIPAL AMOUNT OF UP TO $10,000,000.00 AND EVIDENCES OBLIGATIONS OF UP TO $20,000,000.00.

       This Note is an instrument under seal and shall be governed by the laws of the State of New York without regard to the principles of conflicts of law.


                                         AMERICAN SCIENCE AND ENGINEERING, INC.

                                         By
                                           ------------------------------------
                                           Andrew Morrison
                                           Its Chief Financial Officer